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                                                                    EXHIBIT 23.6

                        CONSENT OF INDEPENDENT AUDITORS

We consent to the reference to our firm under the caption "Experts" and to the use of our report dated March 18, 1997 with respect to the financial statements of Lanco Environmental Products, Inc. included in the Registration Statement (Form S-1 No. 333-00000) and related Prospectus of Waterlink, Inc. for the registration of shares of its common stock.

                                          Plante & Moran LLP

Grand Rapids, Michigan
April 12, 1997